PREFERRED ADVANTAGE VARIABLE ANNUITY

A FLEXIBLE PREMIUM DEFERRED INDIVIDUAL VARIABLE ANNUITY CONTRACT

issued by

Voya Insurance and Annuity Company

and its

Separate Account B

Supplement Dated July 9, 2018

This supplement updates and amends certain information contained in the prospectus supplement dated April 20, 2018. Please read it carefully and keep it with your prospectus and other prospectus supplements for future reference.

Effective June 30, 2018, the Putnam VT Investors Fund was renamed the Putnam VT Multi-Cap Core Fund.  Consequently, all references in the prospectus and prior prospectus supplements to the Putnam VT Investors Fund are hereby changed to the Putnam VT Multi-Cap Core Fund.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:

Customer Service

P.O. Box 9271

Des Moines, IA 50306-9271 1-888-854-5950

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.PADV-18B                                                              Page 1 of 1                                                                    July 2018